SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C. 20549


                     FORM 8-K
                  CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d)
   OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2011


             SCIENTIFIC INDUSTRIES, INC.
_________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	    000-6658        04-2217279
_______________	  ____________  __________________
(State or other   (Commission    (IRS Employer No.)
jurisdiction of    File Number)
incorporation)

                   70 Orville Drive
                Bohemia, New York 11716
_____________________________________________
   (Address of principal executive offices)


                   (631) 567-4700
__________________________________________________
Registrant's telephone number, including area code


                    Not Applicable
__________________________________________________
(Former name or former address,
if changed since last report)


ITEM 8.01	OTHER EVENTS

On September 13, 2011, the Board of Directors declared a cash dividend of $.05 per share of Common Stock payable on November 18,2011 to holders of record as of the close of business on September 26, 2011.

ITEM 9.01  Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibits

Exhibit No.            Exibit
___________            _____________________________
8.01(a)                Press Release dated September 14, 2011.




                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SCIENTIFIC INDUSTRIES, INC.
                                   (Registrant)


Date:	September 14, 2011
			            By: /s/ Helena R. Santos

			             Helena R. Santos,
			             President and Chief Executive
 			             Officer